                                                                   Exhibit 10.40


                                 AMENDMENT NO. 1



                  This AMENDMENT NO. 1 (this "Amendment") to the Credit Agreement (as defined below) is entered into as of January 13, 1997 by and among Cityscape Corp. (the "Company"), Cityscape Financial Corp. (the "Guarantor"), the Lenders (as defined below) party hereto and CIBC Wood Gundy Securities Corp., as agent for the Lenders (the "Agent").

                  WHEREAS, the Company, the Guarantor, certain lenders (the "Lenders") and the Agent are party to the Senior Secured Credit Agreement dated as of October 30, 1996 (the "Credit Agreement"; capitalized terms used but not defined herein shall have their respective meanings specified in the Credit Agreement);

                  WHEREAS, the Company, the Guarantor, the Lenders and the Agent desire to increase the Senior Loan Commitment by an additional $50,000,000 to provide for a Senior Loan Commitment not to exceed $150,000,000;

                  WHEREAS, the Guarantor filed a Form 10-Q/A with the Commission on November 19, 1996 restating the consolidated financial statements of the Guarantor as at June 30, 1996 for the Guarantor and its subsidiaries (the "Restatement");

                  WHEREAS, the Restatement was filed to remedy the consolidated financial statements of the Guarantor previously filed with the Commission (the "Cause for Restatement");

                  WHEREAS, the Guarantor filed a Form 10-Q with the Commission on November 14, 1996 relating to the consolidated financial statements of the Guarantor as of September 30, 1996; and

                  WHEREAS, the Company and the Guarantor have requested that the Lenders and the Agent agree, and the Guarantor, the Lenders party hereto and the Agent are willing, to amend the Credit Agreement, on the terms and conditions of this Amendment.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                  SECTION 1. Amendment to the Credit Agreement. Subject to the satisfaction of the conditions to

                  (a)  Section 1.1 shall be amended as follows:
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                             (i) the definition of "Collateral Coverage Ratio"
                  shall be amended by deleting the reference to $100,000,000 contained therein and substituting "$150,000,000" therefor;

                            (ii) the definition of "Permitted Encumbrance" shall
                  be amended by deleting from clause (xx) thereof (x) the words "or residual certificate" immediately after the words "interest-only" and substituting the words "and residual certificates" therefor and (y) the word "applies" immediately after the words "such Yield Maintenance Agreement" and substituting the word "relates" therefor; and

                           (iii) the definition of "U.S. Greenwich Facility"
                  shall be amended by deleting the words "as in effect on the date hereof" and substituting the words "as the same may be amended from time to time with the Agent's consent."

                  (b) Section 2.1(A) of the Credit Agreement shall be amended by

                           (i) deleting the reference to $60,000,000 in clause
                  (ii) thereof and substituting "$110,000,000" therefor;

                           (ii) deleting the reference to $100,000,000 in the
                  second proviso of clause (ii) thereof and substituting "$150,000,000" therefor;

                           (iii) deleting the parenthetical in clause (ii)
                  thereof immediately following the reference to "$60,000,000"; and

                           (iv) deleting the parenthetical in the second proviso
                  thereof.

                  (c) Section 4.6(b) of the Credit Agreement shall be amended by

                           (i) deleting each reference to the date "June 30,
                  1996" therein and substituting "September 30, 1996" therefor;

                           (ii) deleting the words "as amended by the Company's
                  quarterly report on Form 10-Q/A filed with the Commission on September 27, 1996" therein; and
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                           (iii) deleting the word "Company and "Company's" in
                  each instance where used in Section 4.6(b) and substituting "Guarantor" or "Guarantor's", respectively, therefor.

                  (d) The reference to the "Commitment" opposite each Lender's name on the signature pages to the Credit Agreement shall be amended such that the number set forth on the signature pages hereto opposite such Lender's name shall be added to the "Commitment" set forth on such signature page.

                  SECTION 2. Waiver. Subject to the satisfaction of the conditions to effectiveness specified in Section 4 hereof, the Lenders hereby waive any Event of Default or Potential Event of Default that may be in existence on, or may have existed prior to, the date hereof caused solely by the Cause for Restatement.

                  By executing this Amendment, the Agent and the Lenders shall not have deemed to have waived or amended any other agreements, covenants or conditions contained in the Credit Agreement, including, without limitation, the conditions to the obligations of the Lenders to fund additional amounts contained in Section 3 of the Credit Agreement.

                  SECTION 3. Consent. Subject to the satisfaction of the conditions to effectiveness specified in Section 4 hereof, the Lenders hereby consent and agree that the Cause of Restatement did not cause an Event of Default or Potential Event of Default arising out of Section 4.6(b) of the Credit Agreement, including, without limitation, with respect to Sections 4.7, 4.8, 5.1, 7.4 and 7.5 of the Credit Agreement.

                  SECTION 4. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") that the Agent shall have received (a) an executed copy of this Amendment from each Lender, the Agent, the Company and the Guarantor, (b) the written consents to this Amendment, in form and content satisfactory to the Agent, as may be required under the CoreStates Facility, the U.S. Greenwich Facility, the U.K. Greenwich Facility and the Standby Financing and Investment Banking Services Agreement dated as of June 24, 1994 between the Company and ContiTrade Services L.L.C. and (c) the prior or concurrent satisfaction of the conditions contained in Section 3 of the Credit Agreement required to be satisfied prior to or concurrently with the Closing Date.

                  SECTION 5. Representation and Warranties. Each of the Company and the Guarantor, jointly and severally, represent and warrant that the representations and warranties contained in Section 4 of the Credit Agreement, as modified by this Amendment,
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are true and correct in all material respects on the date of this Amendment with the same force and effect as if made on the date hereof (unless stated to related to a specific earlier date, in which case, such representations and warranties are true and correct in all material respects as of such earlier date). Upon such effectiveness, the Agent shall promptly notify the Company and each of the Lenders of such effectiveness.

                  SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  SECTION 7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the day and year first above written.


                                     BORROWER:

                                     CITYSCAPE CORP.



                                     By: /s/ Robert C. Patent
                                        -----------------------------------
                                        Name:  Robert C. Patent
                                        Title: Executive Vice President

                                     GUARANTOR:

                                     CITYSCAPE FINANCIAL CORP.


                                     By: /s/ Robert C. Patent
                                        -----------------------------------
                                        Name:  Robert C. Patent
                                        Title: Executive Vice President

                                     AGENT:

                                     CIBC WOOD GUNDY SECURITIES CORP.


                                     By: /s/ William P. Phoenix
                                        -----------------------------------
                                        Name:  William P. Phoenix
                                        Title: Managing Director


                                     LENDERS:

                                     CIBC WOOD GUNDY SECURITIES CORP.



      Additional                     By: /s/ William P. Phoenix
                                        -----------------------------------
      Commitment:  $12,500.00           Name:  William P. Phoenix
                                        Title  [Illegible]
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                                      -6-


                                     MADELEINE, LLC


      Additional                     By:/s/ [Signature Illegible]
                                        -----------------------------------
      Commitment: $7,500,000            Name: [Illegible]
                                        Title:[Illegible]


                                     HIGH YIELD PORTFOLIO


      Additional                     By: /s/ Leslie L. Ogg
                                        -----------------------------------
      Commitment: $2,000,000            Name: Leslie L. Ogg
                                        Title:Vice President and
                                              General Counsel

                                     IDS BOND FUND, INC.


      Additional                     By:/s/ Leslie L. Ogg
                                        -----------------------------------
      Commitment: $5,000,000            Name: Leslie L. Ogg
                                        Title:Vice President and
                                              General Counsel

                                     TOTAL RETURN PORTFOLIO


      Additional                     By:/s/ Leslie L. Ogg
                                        -----------------------------------
      Commitment: $500,000              Name: Leslie L. Ogg
                                        Title:Vice President and
                                              General Counsel


                                     IDS LIFE SPECIAL INCOME FUND

      Additional                     By:/s/ Leslie L. Ogg
                                        -----------------------------------
      Commitment: $5,000,000            Name: Leslie L. Ogg
                                        Title:Vice President and
                                              General Counsel


                                     IDS LIFE INCOME ADVANTAGE FUND


      Additional                     By:/s/ Leslie L. Ogg
                                        -----------------------------------
      Commitment: $7,500,000            Name: Leslie L. Ogg
                                        Title:Vice President and
                                              General Counsel
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                                      -7-


                                     CONTINENTAL CASUALTY COMPANY


      Additional                     By:/s/ Richard W. [Illegible]
                                        -----------------------------------
      Commitment: $10,000,000           Name: Richard W. [Illegible]
                                        Title:Vice President